SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2005

PEPCO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31403	52-2297449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N. W.
Washington, D. C. 20068
(Address of Principal Executive Offices) (Zip Code)

(202) 872-3526
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02	Results of Operations and Financial Condition
On August 8, 2005, Pepco Holdings, Inc. issued a news release announcing its second quarter 2005 operating results. The news release is furnished as Exhibit 99 to this Form 8-K.
Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.
99	News Release of Pepco Holdings, Inc. dated August 8, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PEPCO HOLDINGS, INC. By: /s/ Joseph M. Rigby Name: Joseph M. Rigby Title: Senior Vice President and Chief Financial Officer Date: August 8, 2005
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